UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act File Number: 811-09995

T. Rowe Price Global Technology Fund, Inc.

(Exact name of registrant as specified in charter)

100 East Pratt Street, Baltimore, MD 21202

(Address of principal executive offices)

David Oestreicher
100 East Pratt Street, Baltimore, MD 21202

(Name and address of agent for service)

Registrant’s telephone number, including area code: (410) 345-2000

Date of fiscal year end: December 31

Date of reporting period: June 30, 2009

Item 1: Report to Shareholders

Global Technology Fund	June 30, 2009

The views and opinions in this report were current as of June 30, 2009. They are not guarantees of performance or investment results and should not be taken as investment advice. Investment decisions reflect a variety of factors, and the managers reserve the right to change their views about individual stocks, sectors, and the markets at any time. As a result, the views expressed should not be relied upon as a forecast of the fund’s future investment intent. The report is certified under the Sarbanes-Oxley Act, which requires mutual funds and other public companies to affirm that, to the best of their knowledge, the information in their financial reports is fairly and accurately stated in all material respects.

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Manager’s Letter

Fellow Shareholders

At the end of 2008 and early in 2009, we experienced one of the most rapid and deep technology supply chain corrections in history. Semiconductor and component companies dramatically under-shipped parts and chips in response to inventory reductions by electronics and computer product makers and distributors reducing inventories. The imbalance was unsustainable, and beginning at the end of February, the supply chain began to bounce back to meet end demand, albeit at lower absolute levels. At the same time, broad global monetary stimulus and the promise of fiscal stimulus led to a stabilization of financial markets, especially debt markets. The receding global panic created a solid environment for technology stock performance. Although significant uncertainty and challenges remain for the remainder of this year, we believe the global economy avoided a worst-case scenario.

Your fund outperformed the Lipper Global Science & Technology Funds Index and the MSCI All Country World Index-Information Technology, which tracks global technology stocks in various international markets, for the six-month period ended June 30, 2009. As a fellow shareholder, I am happy to see the fund bounce back after last year’s painful losses.

MARKET ENVIRONMENT

In the first half of 2009, science and technology stocks staged a strong rebound from the large declines they endured in the second half of 2008. Despite the depressed levels of technology spending resulting from weak global economic conditions, technology stocks held up better than the broader market. At the beginning of the year, technology stock valuations were quite low, reflecting investors’ extremely low expectations. But even as the market fell to multiyear lows in March, several factors made technology stocks relatively resilient. Managements aggressively reduced costs to protect earnings and cash flow, and the credit crisis shed positive light on the companies’ cash-rich balance sheets.

Technology industry revenue, while very weak, was not as bad as widely feared. In fact, for many companies, most notably semiconductor providers that suffered from severe inventory reduction-induced revenue declines in late 2008, a stabilization of inventories enabled improved revenue trends. The Chinese government instituted a bold consumer stimulus program that benefited the flat-screen TV and desktop and notebook computer markets. As signs of economic stability began to appear, technology stocks gained favor for their inexpensive valuations and prospects for strong earnings rebounds in an eventual economic recovery. Technology stocks advanced sharply through early June and then drifted slightly lower on heightened economic concerns at the end of the period.

PORTFOLIO REVIEW

During the first half of 2009, the fund remained broadly diversified across the principal segments of the technology sector. As of June 30, 2009, the major industries in the fund were software at 22%, semiconductors 18%, telecommunication equipment 18%, and hardware 18%. From a geographical perspective, we increased the weight of countries outside the United States. The U.S. represented 68% of assets, the Pacific Rim 11%, Europe 10%, Japan 5%, and Canada 2%, and the remaining 2% was in cash. In the past six months, we increased our weighting in the Pacific Rim and Europe by reducing our weight in the U.S. We plan to increase the percentage of the fund outside the U.S.

Relative to the benchmark, the fund benefited by being overweight semiconductors and telecommunication services and underweight IT services. Good stock selection in hardware made that industry the largest positive contributor to relative performance. Our holdings in hardware companies Palm, Apple, and Research In Motion were our top three contributors. The public’s strong demand for smartphones despite the recession helped propel those stocks. (Please see the portfolio of investments for a complete listing of holdings and the amount each represents in the portfolio.)

Consumer software was the biggest detractor, as electronic game maker Nintendo struggled with a strong Japanese yen and a slowdown in Wii hardware. We reduced our position in Nintendo, but we continue to see prospects for a stronger second half.

The fund has four key information technology services holdings: Accenture, Genpact (India), Indra Sistemas (Spain), and Infosys (India). We have been adding to Accenture and Genpact on weakness. Both companies are well exposed to global outsourcing trends, and a high percentage of their sales are recurring and less dependent on the economic cycle. We began small new positions in Indian companies Rolta and InfoTech based on prospects for a pickup in the Indian economy and the stable results of recent elections.

Wireline telecom equipment boosted performance. Networking company Juniper Networks outperformed as the company stabilized its cost base and investors came to appreciate the company’s long-term positioning. Juniper is one of our larger overweight holdings because we are confident that global Internet traffic growth and the company’s world-class products will drive longer-term success.

OUTLOOK

The intersection of low valuations, tightening capacity utilization in some areas, a natural recovery in the supply chain, and unprecedented global fiscal and monetary stimulus create conditions that are ripe for solid performance from global technology stocks. The unknown is when consumer and business spending on technology will return to normal levels, but we believe that technology stocks will react positively long before the consensus outlook becomes more optimistic.

We also believe that stock picking as opposed to sub-industry selection will be much more important to the performance of the fund in the second half of 2009. The fund’s biggest stakes are in stocks that we believe will exceed market expectations. These positions are spread across mobile computing (Apple and Palm), global services (Accenture and IBM), light emitting diodes (Rubicon, Epistar, and Everlight), telecom equipment (Juniper Networks, Alcatel-Lucent, Altera, and Xilinx), and gaming software (Electronic Arts and Gameloft).

We are becoming more optimistic about a possible global recovery in memory semiconductor stocks in 2010. Tightened capacity utilization from lack of investment and a continued shift to more memory embedded in computing and consumer devices will drive the rebound. Memory makers stopped adding capacity last fall, and signs of demand stabilization mean we could experience shortages as we move into 2010.

We will look to underweight or avoid technology companies in which we see structural vulnerabilities. For example, the fund is underweight Intel, which may be forced to slash the price of its chips to compete with low-priced processors used to supply netbooks. We continue to avoid Dell Computer because of the company’s lack of research and development investment over time.

Although we expect volatility in the summer and early fall across global markets, we think global recovery is the most likely scenario in 2010. T. Rowe Price’s global research platform gives us the resources to identify and own the best global technology stocks in that environment.

Thank you for your trust and confidence.

Respectfully submitted,

David J. Eiswert
President of the fund and chairman of its Investment Advisory Committee

July 20, 2009

The committee chairman has day-to-day responsibility for managing the portfolio and works with committee members in developing and executing the fund’s investment program.

RISKS OF INVESTING IN THE FUND

Funds that invest only in specific industries will experience greater volatility than funds investing in a broad range of industries. Technology stocks, historically, have experienced unusually wide price swings, both up and down. The potential for wide variation in performance reflects the special risks common to companies in the rapidly changing field of technology. For example, products or services that at first appear promising may not prove commercially successful and may become obsolete quickly. Earnings disappointments and intense competition for market share can result in sharp price declines.

GLOSSARY

Lipper index: An index of mutual fund performance returns for specified periods in defined categories as tracked by Lipper Inc.

MSCI All Country World Index—Information Technology: An index that tracks information technology stocks in developed and emerging markets.

Price/earnings ratio: Calculated by dividing a stock’s market value per share by the company’s earnings per share for the past 12 months or by expected earnings for the coming year.

S&P 500 Stock Index: A market cap-weighted index of 500 widely held stocks often used as a proxy for the overall stock market. Performance is reported on a total return basis.

Performance and Expenses

GROWTH OF $10,000

This chart shows the value of a hypothetical $10,000 investment in the fund over the past 10 fiscal year periods or since inception (for funds lacking 10-year records). The result is compared with benchmarks, which may include a broad-based market index and a peer group average or index. Market indexes do not include expenses, which are deducted from fund returns as well as mutual fund averages and indexes.

AVERAGE ANNUAL COMPOUND TOTAL RETURN

This table shows how the fund would have performed each year if its actual (or cumulative) returns for the periods shown had been earned at a constant rate.

FUND EXPENSE EXAMPLE

As a mutual fund shareholder, you may incur two types of costs: (1) transaction costs, such as redemption fees or sales loads, and (2) ongoing costs, including management fees, distribution and service (12b-1) fees, and other fund expenses. The following example is intended to help you understand your ongoing costs (in dollars) of investing in the fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the most recent six-month period and held for the entire period.

Actual Expenses
The first line of the following table (“Actual”) provides information about actual account values and expenses based on the fund’s actual returns. You may use the information in this line, together with your account balance, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes
The information on the second line of the table (“Hypothetical”) is based on hypothetical account values and expenses derived from the fund’s actual expense ratio and an assumed 5% per year rate of return before expenses (not the fund’s actual return). You may compare the ongoing costs of investing in the fund with other funds by contrasting this 5% hypothetical example and the 5% hypothetical examples that appear in the shareholder reports of the other funds. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

Note: T. Rowe Price charges an annual small-account maintenance fee of $10, generally for accounts with less than $2,000 ($500 for UGMA/UTMA). The fee is waived for any investor whose T. Rowe Price mutual fund accounts total $25,000 or more, accounts employing automatic investing, and IRAs and other retirement plan accounts that utilize a prototype plan sponsored by T. Rowe Price (although a separate custodial or administrative fee may apply to such accounts). This fee is not included in the accompanying table. If you are subject to the fee, keep it in mind when you are estimating the ongoing expenses of investing in the fund and when comparing the expenses of this fund with other funds.

You should also be aware that the expenses shown in the table highlight only your ongoing costs and do not reflect any transaction costs, such as redemption fees or sales loads. Therefore, the second line of the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. To the extent a fund charges transaction costs, however, the total cost of owning that fund is higher.

Unaudited

The accompanying notes are an integral part of these financial statements.

Unaudited

Portfolio of Investments ‡

(Cost and value in $000s)

	Shares/$ Par	Value
COMMON STOCKS 94.7%		
ENERGY 2.1%		
Energy Related 2.1%		
First Solar (1)	2,000	324
NGK Insulators (JPY)	12,000	244
Rubicon Technology (1)	57,221	817
SMA Solar Technology (EUR)	12,082	886
SunPower (1)	5,200	139
SunPower, Class B (1)	27,400	656
Total Energy		3,066
HARDWARE 17.9%		
Consumer Electronics 6.9%		
Apple (1)	66,000	9,401
Dolby Laboratories, Class A (1)	12,400	462
Nissha Printing (JPY)	8,500	408
		10,271
Enterprise Hardware 8.9%		
Acer (TWD)	416,210	721
Advanced Semiconductor Engineering (TWD)	740,000	433
EMC (1)	57,200	749
FEI (1)	66,600	1,525
Macrovision Solutions (1)	51,400	1,121
National Instruments	16,600	375
Nidec (JPY)	12,200	737
Nippon Electric Glass (JPY)	108,000	1,204
Palm (1)	336,300	5,572
Rolta India (INR)	127,415	334
Synnex Technology International (TWD)	345,000	560
		13,331
Supply Chain/Electronic Manufacturing 2.1%		
Epistar (TWD)	173,000	466

OpenTable (1)	1,300	39
		5,113
Total Media		5,858
MISCELLANEOUS 0.2%		
Miscellaneous 0.2%		
New Oriental Education & Technology, ADR (1)	4,200	283
Total Miscellaneous		283
SEMICONDUCTORS 14.1%		
Analog Semiconductors 0.7%		
Analog Devices	13,600	337
National Semiconductor	51,000	640
		977
Digital Semiconductors 10.3%		
Altera	126,300	2,056
ARM Holdings (GBP)	500,500	989
Broadcom, Class A (1)	58,200	1,443
Cree (1)	4,400	129
Marvell Technology (1)	125,700	1,463
Micron Technology (1)	154,100	780
NVIDIA (1)	73,200	826
Samsung Electronics (KRW)	4,026	1,864
Silicon Laboratories (1)	10,400	395
Suntech Power, ADR (1)	34,800	622
Taiwan Semiconductor (TWD)	1,578,000	2,621
Veeco (1)	69,900	810
Xilinx	71,100	1,455
		15,453
Semiconductor Capital Equipment 3.1%		
ASML (EUR)	79,920	1,734

The accompanying notes are an integral part of these financial statements.

Unaudited

The accompanying notes are an integral part of these financial statements.

Unaudited

The accompanying notes are an integral part of these financial statements.

Unaudited

The accompanying notes are an integral part of these financial statements.

Unaudited

NOTES TO FINANCIAL STATEMENTS

T. Rowe Price Global Technology Fund, Inc. (the fund), is registered under the Investment Company Act of 1940 (the 1940 Act) as a diversified, open-end management investment company. The fund commenced operations on September 29, 2000. The fund seeks to provide long-term capital growth.

NOTE 1 - SIGNIFICANT ACCOUNTING POLICIES

Basis of Preparation The accompanying financial statements were prepared in accordance with accounting principles generally accepted in the United States of America, which require the use of estimates made by fund management. Fund management believes that estimates and security valuations are appropriate; however, actual results may differ from those estimates, and the security valuations reflected in the financial statements may differ from the value the fund ultimately realizes upon sale of the securities. Further, fund management believes no events have occurred between June 30, 2009 and August 20, 2009, the date of issuance of the financial statements, that require adjustment of, or disclosure in, the accompanying financial statements.

Investment Transactions, Investment Income, and Distributions Income and expenses are recorded on the accrual basis. Premiums and discounts on debt securities are amortized for financial reporting purposes. Dividends received from mutual fund investments are reflected as dividend income; capital gain distributions are reflected as realized gain/loss. Dividend income and capital gain distributions are recorded on the ex-dividend date. Income tax-related interest and penalties, if incurred, would be recorded as income tax expense. Investment transactions are accounted for on the trade date. Realized gains and losses are reported on the identified cost basis. Distributions to shareholders are recorded on the ex-dividend date. Income distributions are declared and paid on an annual basis. Capital gain distributions, if any, are declared and paid by the fund, typically on an annual basis.

Currency Translation Assets, including investments, and liabilities denominated in foreign currencies are translated into U.S. dollar values each day at the prevailing exchange rate, using the mean of the bid and asked prices of such currencies against U.S. dollars as quoted by a major bank. Purchases and sales of securities, income, and expenses are translated into U.S. dollars at the prevailing exchange rate on the date of the transaction. The effect of changes in foreign currency exchange rates on realized and unrealized security gains and losses is reflected as a component of security gains and losses.

Rebates and Credits Subject to best execution, the fund may direct certain security trades to brokers who have agreed to rebate a portion of the related brokerage commission to the fund in cash. Commission rebates are reflected as realized gain on securities in the accompanying financial statements and totaled $2,000 for the six months ended June 30, 2009. Additionally, the fund earns credits on temporarily uninvested cash balances held at the custodian which reduce the fund’s custody charges. Custody expense in the accompanying financial statements is presented before reduction for credits.

New Accounting Pronouncement On January 1, 2009, the fund adopted Statement of Financial Accounting Standards No. 161 (FAS 161), Disclosures about Derivative Instruments and Hedging Activities. FAS 161 requires enhanced disclosures about derivative and hedging activities, including how such activities are accounted for and their effect on financial position, performance and cash flows. Adoption of FAS 161 had no impact on the fund’s net assets or results of operations.

NOTE 2 - VALUATION

The fund’s investments are reported at fair value as defined under Statement of Financial Accounting Standards No. 157 (FAS 157), Fair Value Measurements. The fund values its investments and computes its net asset value per share at the close of the New York Stock Exchange (NYSE), normally 4 p.m. ET, each day that the NYSE is open for business.

Valuation Methods Equity securities listed or regularly traded on a securities exchange or in the over-the-counter (OTC) market are valued at the last quoted sale price or, for certain markets, the official closing price at the time the valuations are made, except for OTC Bulletin Board securities, which are valued at the mean of the latest bid and asked prices. A security that is listed or traded on more than one exchange is valued at the quotation on the exchange determined to be the primary market for such security. Listed securities not traded on a particular day are valued at the mean of the latest bid and asked prices for domestic securities and the last quoted sale price for international securities.

Debt securities are generally traded in the OTC market. Securities with remaining maturities of one year or more at the time of acquisition are valued at prices furnished by dealers who make markets in such securities or by an independent pricing service, which considers the yield or price of bonds of comparable quality, coupon, maturity, and type, as well as prices quoted by dealers who make markets in such securities. Securities with remaining maturities of less than one year at the time of acquisition generally use amortized cost in local currency to approximate fair value. However, if amortized cost is deemed not to reflect fair value or the fund holds a significant amount of such securities with remaining maturities of more than 60 days, the securities are valued at prices furnished by dealers who make markets in such securities or by an independent pricing service.

Investments in mutual funds are valued at the mutual fund’s closing net asset value per share on the day of valuation.

Other investments, including restricted securities, and those for which the above valuation procedures are inappropriate or are deemed not to reflect fair value are stated at fair value as determined in good faith by the T. Rowe Price Valuation Committee, established by the fund’s Board of Directors.

For valuation purposes, the last quoted prices of non-U.S. equity securities may be adjusted under the circumstances described below. If the fund determines that developments between the close of a foreign market and the close of the NYSE will, in its judgment, materially affect the value of some or all of its portfolio securities, the fund will adjust the previous closing prices to reflect what it believes to be the fair value of the securities as of the close of the NYSE. In deciding whether it is necessary to adjust closing prices to reflect fair value, the fund reviews a variety of factors, including developments in foreign markets, the performance of U.S. securities markets, and the performance of instruments trading in U.S. markets that represent foreign securities and baskets of foreign securities. A fund may also fair value securities in other situations, such as when a particular foreign market is closed but the fund is open. The fund uses outside pricing services to provide it with closing prices and information to evaluate and/or adjust those prices. The fund cannot predict how often it will use closing prices and how often it will determine it necessary to adjust those prices to reflect fair value. As a means of evaluating its security valuation process, the fund routinely compares closing prices, the next day’s opening prices in the same markets, and adjusted prices.

Valuation Inputs Various inputs are used to determine the value of the fund’s investments. These inputs are summarized in the three broad levels listed below:

Level 1 – quoted prices in active markets for identical securities

Level 2 – observable inputs other than Level 1 quoted prices (including, but not limited to, quoted prices for similar securities, interest rates, prepayment speeds, credit risk)

Level 3 – unobservable inputs

Observable inputs are those based on market data obtained from sources independent of the fund, and unobservable inputs reflect the fund’s own assumptions based on the best information available. The input levels are not necessarily an indication of the risk or liquidity associated with investments at that level. For example, non-U.S. equity securities actively traded in foreign markets generally are reflected in Level 2 despite the availability of closing prices because the fund evaluates and determines whether those closing prices reflect fair value at the close of the NYSE or require adjustment, as described above. The following table summarizes the fund’s investments, based on the inputs used to determine their values on June 30, 2009:

NOTE 3 - OTHER INVESTMENT TRANSACTIONS

Consistent with its investment objective, the fund engages in the following practices to manage exposure to certain risks or to enhance performance. The investment objective, policies, program, and risk factors of the fund are described more fully in the fund’s prospectus and Statement of Additional Information.

Emerging Markets At June 30, 2009, approximately 12% of the fund’s net assets were invested, directly or indirectly, in securities of companies located in emerging markets or denominated in or linked to the currencies of emerging market countries. Future economic or political developments could adversely affect the liquidity or value, or both, of such securities.

Restricted Securities The fund may invest in securities that are subject to legal or contractual restrictions on resale. Prompt sale of such securities at an acceptable price may be difficult and may involve substantial delays and additional costs.

Other Purchases and sales of portfolio securities other than short-term securities aggregated $70,744,000 and $56,766,000, respectively, for the six months ended June 30, 2009.

NOTE 4 - FEDERAL INCOME TAXES

No provision for federal income taxes is required since the fund intends to continue to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code and distribute to shareholders all of its taxable income and gains. Distributions are determined in accordance with Federal income tax regulations, which differ from generally accepted accounting principles, and, therefore, may differ in amount or character from net investment income and realized gains for financial reporting purposes. Financial reporting records are adjusted for permanent book/tax differences to reflect tax character but are not adjusted for temporary differences. The amount and character of tax-basis distributions and composition of net assets are finalized at fiscal year-end; accordingly, tax-basis balances have not been determined as of June 30, 2009.

In accordance with federal tax regulations, the fund deferred recognition of certain capital loss amounts previously recognized in the prior fiscal year for financial reporting purposes until the current fiscal period for tax purposes. Such deferrals amounted to $5,833,000 and related to net capital losses realized between November 1 and the fund’s fiscal year-end date. Further, the fund intends to retain realized gains to the extent of available capital loss carryforwards. As of December 31, 2008, the fund had $63,573,000 of unused capital loss carryforwards, of which $9,758,000 expire in fiscal 2009, $33,582,000 expire in fiscal 2010, and $20,233,000 expire in fiscal 2016.

At June 30, 2009, the cost of investments for federal income tax purposes was $153,070,000. Net unrealized loss aggregated $4,370,000 at period-end, of which $14,779,000 related to appreciated investments and $19,149,000 related to depreciated investments.

NOTE 5 - FOREIGN TAXES

The fund is subject to foreign income taxes imposed by certain countries in which it invests. Additionally, capital gains realized by the fund upon disposition of securities issued in or by certain foreign countries are subject to capital gains tax imposed by those countries. All taxes are computed in accordance with the applicable foreign tax law, and, to the extent permitted, capital losses are used to offset capital gains. Tax expense attributable to income is accrued by the fund as a reduction of income. Current and deferred tax expense attributable to net capital gains is reflected as a component of realized and/or change in unrealized gain/loss on securities in the accompanying financial statements. At June 30, 2009, the fund had no deferred tax liability attributable to foreign securities and $1,639,000 of foreign capital loss carryforwards, including $21,000 that expire in 2013, $823,000 that expire in 2014, $777,000 that expire in 2015, and $18,000 that expire in 2017.

NOTE 6 - RELATED PARTY TRANSACTIONS

The fund is managed by T. Rowe Price Associates, Inc. (the manager or Price Associates), a wholly owned subsidiary of T. Rowe Price Group, Inc. The investment management agreement between the fund and the manager provides for an annual investment management fee, which is computed daily and paid monthly. The fee consists of an individual fund fee, equal to 0.45% of the fund’s average daily net assets, and a group fee. The group fee rate is calculated based on the combined net assets of certain mutual funds sponsored by Price Associates (the group) applied to a graduated fee schedule, with rates ranging from 0.48% for the first $1 billion of assets to 0.285% for assets in excess of $220 billion. The fund’s group fee is determined by applying the group fee rate to the fund’s average daily net assets. At June 30, 2009, the effective annual group fee rate was 0.31%.

In addition, the fund has entered into service agreements with Price Associates and two wholly owned subsidiaries of Price Associates (collectively, Price). Price Associates computes the daily share price and provides certain other administrative services to the fund. T. Rowe Price Services, Inc., provides shareholder and administrative services in its capacity as the fund’s transfer and dividend disbursing agent. T. Rowe Price Retirement Plan Services, Inc., provides subaccounting and recordkeeping services for certain retirement accounts invested in the fund. For the six months ended June 30, 2009, expenses incurred pursuant to these service agreements were $64,000 for Price Associates, $127,000 for T. Rowe Price Services, Inc., and $7,000 for T. Rowe Price Retirement Plan Services, Inc. The total amount payable at period-end pursuant to these service agreements is reflected as Due to Affiliates in the accompanying financial statements.

The fund may invest in the T. Rowe Price Reserve Investment Fund and the T. Rowe Price Government Reserve Investment Fund (collectively, the T. Rowe Price Reserve Investment Funds), open-end management investment companies managed by Price Associates and considered affiliates of the fund. The T. Rowe Price Reserve Investment Funds are offered as cash management options to mutual funds, trusts, and other accounts managed by Price Associates and/or its affiliates and are not available for direct purchase by members of the public. The T. Rowe Price Reserve Investment Funds pay no investment management fees.

As of June 30, 2009, T. Rowe Price Group, Inc., and/or its wholly owned subsidiaries owned 539,179 shares of fund, representing 2% of the fund’s net assets.

INFORMATION ON PROXY VOTING POLICIES, PROCEDURES, AND RECORDS

A description of the policies and procedures used by T. Rowe Price funds and portfolios to determine how to vote proxies relating to portfolio securities is available in each fund’s Statement of Additional Information, which you may request by calling 1-800-225-5132 or by accessing the SEC’s Web site, www.sec.gov. The description of our proxy voting policies and procedures is also available on our Web site, www.troweprice.com. To access it, click on the words “Our Company” at the top of our corporate homepage. Then, when the next page appears, click on the words “Proxy Voting Policies” on the left side of the page.

Each fund’s most recent annual proxy voting record is available on our Web site and through the SEC’s Web site. To access it through our Web site, follow the directions above, then click on the words “Proxy Voting Records” on the right side of the Proxy Voting Policies page.

HOW TO OBTAIN QUARTERLY PORTFOLIO HOLDINGS

The fund files a complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The fund’s Form N-Q is available electronically on the SEC’s Web site (www.sec.gov); hard copies may be reviewed and copied at the SEC’s Public Reference Room, 450 Fifth St. N.W., Washington, DC 20549. For more information on the Public Reference Room, call 1-800-SEC-0330.

APPROVAL OF INVESTMENT MANAGEMENT AGREEMENT

On March 10, 2009, the fund’s Board of Directors (Board) unanimously approved the investment advisory contract (Contract) between the fund and its investment manager, T. Rowe Price Associates, Inc. (Manager). The Board considered a variety of factors in connection with its review of the Contract, also taking into account information provided by the Manager during the course of the year, as discussed below:

Services Provided by the Manager
The Board considered the nature, quality, and extent of the services provided to the fund by the Manager. These services included, but were not limited to, management of the fund’s portfolio and a variety of related activities, as well as financial and administrative services, reporting, and communications. The Board also reviewed the background and experience of the Manager’s senior management team and investment personnel involved in the management of the fund. The Board concluded that it was satisfied with the nature, quality, and extent of the services provided by the Manager.

Investment Performance of the Fund
 The Board reviewed the fund’s average annual total returns over the one-, three-, and five-year and since-inception periods as well as the fund’s year-by-year returns and compared these returns with previously agreed upon comparable performance measures and market data, including those supplied by Lipper and Morningstar, which are independent providers of mutual fund data. On the basis of this evaluation and the Board’s ongoing review of investment results, and factoring in the severity of the market turmoil in 2008, the Board concluded that the fund’s performance was satisfactory.

Costs, Benefits, Profits, and Economies of Scale
The Board reviewed detailed information regarding the revenues received by the Manager under the Contract and other benefits that the Manager (and its affiliates) may have realized from its relationship with the fund, including research received under “soft dollar” agreements. The Board noted that soft dollars were not used to pay for third-party, non-broker research during 2008. The Board also received information on the estimated costs incurred and profits realized by the Manager and its affiliates from advising T. Rowe Price mutual funds, as well as estimates of the gross profits realized from managing the fund in particular. The Board concluded that the Manager’s profits were reasonable in light of the services provided to the fund. The Board also considered whether the fund or other funds benefit under the fee levels set forth in the Contract from any economies of scale realized by the Manager. Under the Contract, the fund pays a fee to the Manager composed of two components—a group fee rate based on the aggregate assets of certain T. Rowe Price mutual funds (including the fund) that declines at certain asset levels and an individual fund fee rate that is assessed on the assets of the fund. The Board concluded that the advisory fee structure for the fund continued to provide for a reasonable sharing of benefits from any economies of scale with the fund’s investors.

Fees
The Board reviewed the fund’s management fee rate, operating expenses, and total expense ratio and compared them with fees and expenses of other comparable funds based on information and data supplied by Lipper. The information provided to the Board indicated that the fund’s management fee rate and expense ratio were above the median for certain groups of comparable funds but at or below the median for other groups of comparable funds. The Board also reviewed the fee schedules for comparable privately managed accounts of the Manager and its affiliates. Management informed the Board that the Manager’s responsibilities for privately managed accounts are more limited than its responsibilities for the fund and other T. Rowe Price mutual funds that it or its affiliates advise. On the basis of the information provided, the Board concluded that the fees paid by the fund under the Contract were reasonable.

Approval of the Contract
As noted, the Board approved the continuation of the Contract. No single factor was considered in isolation or to be determinative to the decision. Rather, the Board concluded, in light of a weighting and balancing of all factors considered, that it was in the best interests of the fund to approve the continuation of the Contract, including the fees to be charged for services thereunder.

Item 2. Code of Ethics.

A code of ethics, as defined in Item 2 of Form N-CSR, applicable to its principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions is filed as an exhibit to the registrant’s annual Form N-CSR. No substantive amendments were approved or waivers were granted to this code of ethics during the registrant’s most recent fiscal half-year.

Item 3. Audit Committee Financial Expert.

Disclosure required in registrant’s annual Form N-CSR.

Item 4. Principal Accountant Fees and Services.

Disclosure required in registrant’s annual Form N-CSR.

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. Investments.

(a) Not applicable. The complete schedule of investments is included in Item 1 of this Form N-CSR.

(b) Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

Not applicable.

Item 11. Controls and Procedures.

(a) The registrant’s principal executive officer and principal financial officer have evaluated the registrant’s disclosure controls and procedures within 90 days of this filing and have concluded that the registrant’s disclosure controls and procedures were effective, as of that date, in ensuring that information required to be disclosed by the registrant in this Form N-CSR was recorded, processed, summarized, and reported timely.

(b) The registrant’s principal executive officer and principal financial officer are aware of no change in the registrant’s internal control over financial reporting that occurred during the registrant’s second fiscal quarter covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)(1) The registrant’s code of ethics pursuant to Item 2 of Form N-CSR is filed with the registrant’s annual Form N-CSR.

    (2) Separate certifications by the registrant's principal executive officer and principal financial officer, pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 and required by Rule 30a-2(a) under the Investment Company Act of 1940, are attached.

    (3) Written solicitation to repurchase securities issued by closed-end companies: not applicable.

(b) A certification by the registrant's principal executive officer and principal financial officer, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 and required by Rule 30a-2(b) under the Investment Company Act of 1940, is attached.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment
Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

T. Rowe Price Global Technology Fund, Inc.

By	/s/ Edward C. Bernard
Edward C. Bernard
Principal Executive Officer

Date	August 20, 2009

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment
Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By	/s/ Edward C. Bernard
Edward C. Bernard
Principal Executive Officer

Date	August 20, 2009

By	/s/ Gregory K. Hinkle
Gregory K. Hinkle
Principal Financial Officer

Date	August 20, 2009